UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report June 11, 2008

USA SUPERIOR ENERGY HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-117114	30-0220588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1726 Augusta Drive, Suite 105, Houston, Texas 77057

(Address of principal executive offices) (Zip Code)

Registrant¡¯s telephone number, including area code: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

Jerry Witte, Sr. VP Geology & Operations and Director has requested that he be removed from his position on the Board of Directors.  He will serve on the corporate Advisory Board.  Jerry will remain in a very active capacity in the extended development of the Bateman Field and Zavalla Field.  This request will be effective immediately.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Section 9 -- Financial Statements and Exhibits

 (c) EXHIBITS99.1 Press Release, dated June 11, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 11, 2008	USA SUPERIOR ENERGY HOLDINGS, INC.

/s/ G. Rowland Carey
By:
G. Rowland Carey,
President and Chief Executive Officer